GUARANTY
(Specific Debt -- Limited)

DATE AND PARTIES: The date of this Guaranty is August 30, 2006. The parties and their addresses are:

LENDER
FIRST COMMERCIAL BANK OF TAMPA BAY
4800 West Kennedy Boulevard

Tampa Florida 33609

Telephone: 1-813-287-0500

BORROWER
MEDICAL GROUP SERVICES INC.
a Florida Corporation
2810 Went St. Isabel Street
Suite 201
Tampa, Florida 33607

GUARANTOR:
ANTHONY F. MANISCALCO
13722 Chesterwalll Drive
Tampa, Florida 33674

1. DEFINTIONS. As used in the Guaranty, the terms have the following meanings:

A. Pronouns. The pronouns "I" & "me" and "my" refer to all persons or entities signing this Guaranty, individually and together. "You" and "your' refer to the Lender.
B. Note. Refers to the document that evidences the borrower's Indebtedness and any extensions, renewals, modifications and substitutions of the Note.
C. Property. "Property" mean's any property, real, personal or intangible that secures performance of the obligation of the Note, Debt or this Guaranty.

2. SPECIFIC DEBT GUARANTY. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce your forbearance with respect to any Debt or to Induce you to extend and/or maintain credit or grant any other financial accommodation, I absolutely and unconditionally agree to all term of and guaranty to you the payment and performance of the. following described Debts of the Borrower including with out limitation, all principal, accrued interest, attorneys fees, and collection costs when allowed by law that may become due from the Borrow to you in collecting and enforcing the Debt and all other agreements with respect to the borrower.

A promissory note or other agreement, No. 2166-1203. dated August 30, 2006, from Medical Group Services, Inc. (Borrower) to you. in the amount of
$ 300.000.00.

My liability will not exceed $100,000.00 of the principal amount outstanding at default plus accrued interest, attorney fees and collection costs, when allowed by law, and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Debt and securing the payment of the Debt. You may. without notice apply this Guaranty to such Debt of the Borrower as you may select from time to time.

3. EXTENSIONS: I consent to all renewals, extensions, modifications, and substitutions of the Debt which may be made by our upon such terms and conditions as you may see from time to time without further notice to me and without limitation as to the number of renewals, extensions, modifications, or substitutions.

4. UNCONDITIONAL LIABILITY: I am unconditionally liable under this guaranty, regardless of whether or note you pursue any of your remedies against eh Borrower, against any other maker, surety, guarantors, or endorsers of the Debt or against any property. You may sue me alone, or anyone else who is obligated on the Guaranty, or any number of us together, to collect the Debt. My liability is not conditioned on the signing of this Guaranty by any other person and further is not subject to any condition not expressly set forth in this Guaranty or any instrument executed in connection with the Debt. My obligation to pay according to the terms of this Guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the Debt the violation of any applicable laws, forgery or any other circumstances which make the indebtedness unenforceable against the borrower. I will remain obligated to pay on this Guaranty even if any other person who is obligated to pay the Debt including the Borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law.

5. BANKRUPTCY. If a bankruptcy petition should at any time be filed by or against the borrower, the maturity of the debt, so far as my liability is concerned, shall be accelerated and the Debt shall be immediately payable by me. I acknowledge and agree that this guaranty, and the Debt secured hereby, will remain in full force and effect at all times, notwithstanding any action or undertakings by or against , your or against any property in connection with any obligation in any proceeding in the United States Bankruptcy Courts. Such action or undertaking includes, without limitation, valuation or Property, election of remedies or imposition of secured or unsecured claim status upon claims by you, pursuant to the United States Bankruptcy Code, as amended in the event that any payment or principal or interest received and paid by any other guarantor, borrower, surety, endorser or co-maker is deemed, by final order of a court of competent jurisdiction, to have been a voidable preference under the bankruptcy or insolvency laws of the United Sates or otherwise then my obligation till remain as an obligation to you and will not be considered as having been extinguished.

6. REVOCATION. I agree that this is an absolute and unconditional Guaranty. This Guaranty cannot be revoked and will remain in affect until the Debt is paid in full.

7. PROPERTY. I agree that any Property may be assigned, exchanged, released in whole or in part or substituted without notice to me and without defeating, discharging or diminishing my liability. My obligation is absolute and your failure to perfect any security interest or any act or omission by you which implies the property will not relieve me or my liability under this Guaranty. You are under no duty to preserve or protect any property until you are in actual or constructive possession. For purposes of this paragraph, you will only be in "actual" possession when you have physical, immediate and exclusive control over the property and have accepted such control in writing. Further, you will only be deemed to be in "constructive" possession when you have both the power and intent to exercise control over this property.

8. DEFAULT. I will be in default if any of the following occur:

    Payments. I fail to make a payment in full when due.
    Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor refief law the assignment for the benefit of creditors or on behalf of , the voluntary or involuntary termination of existence by or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, borrower or any co-signer, surety or guarantor of this guaranty or any debt.
    Death or Incompetency. I die or am declared legally incompetent.
    Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Guaranty.
    Other Documents. A default occurs under the terms of any other document relating to the Debt.
    Other Agreements. I am in default on any other debt or agreement I have with you.
    Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.
    Judgment. I fail to satisfy or appeal any judgment against me.
    Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.
    Name Change. I change my name or assume an additional name without notifying you before making such a change.
    Property Transfer. I transfer all or a substantial party of my money or property.
    Property Value. You determine in good faith that the value of the Property has declined or is impaired.
    Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from, the condition, set forth in my most recent financial statement before the date of this Guaranty or that the prospect for payment or performance of the Debt is impaired for any reason.

9. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment demand, notice of acceleration, notice of intent to decelerate and notice of dishonor.

  Additional Waivers. In addition, to the extent permitted by law. I consent to certain. actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to the debt or this guaranty.
    You may renew or extend payments on the Debt, regardless of the number of such renewals or extensions.
    You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
    You may release, substitute or impair any Property.
    You, or any institution participating in the Debt, may invoke your right to set-off.
    You may enter into any sales, repurchases or participations of the Debt to any person in any amounts and I waive notices of such sales, repurchases or participations.
    I agree that the Borrower is authorized to modify the terms of the Debt or any instrument securing, guarantying or relating to the Debt.
    You may undertake a valuation of any Property in connection with any proceedings under the United States Bankruptcy Code concerning the Borrower or me, regardless of any such valuation, or actual amounts received by you arising from the sale of such Property.
    I agree to consent to any waiver granted the Borrower, and agree that nay delay or lack of diligence in the enforcement of the Debt, or any failure to file a claim or otherwise protect any of the Debt, in no way attempts or impairs my liability.
    I agree to waive reliance on any anti-deficiency statutes, through subrogation or otherwise, and such statutes in no way effect or impair my liability. In addition, until the obligations of the Borrower to Lender have been paid in full. I waive any right of subrogation, contribution, reimbursement, indemnification, exoneration , and any other right I may have to enforce any remedy which you now have or in the future may have against the Borrower or another guarantor or as to any Property.

    Any Guarantor who is an "insider," as contemplated by the United States Bankruptcy Code, 11 U.S.C. 101, as amended, makes these waivers permanently. (An insider includes, among others, a director, officer, partner, or other person in control of the Borrower, a person or an entity that is a co-partner with the Borrower, an entity in which the Borrower is general partner, director, officer or other person in control or a close relative of any of these other persons.) Any Guarantor who is not an insider makes these waivers until all Debt is fully repaid.

    B. No waiver By Lender. Your course of dealing, or your forbearance from , or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in the Debt instruments, shall be constructed as a waiver is in writing and is signed by You.

    C. Waivers of Claims. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

    REMEDIES. After the Borrower or I default, and after you give any legally required notice and opportunity to cure the default, you may at your option do any one or more of the following:
  Acceleration. You may make all or any part of the amount owing by the terms of this Guaranty immediately due.
  Sources. You may use any and all remedies you have under state or federal law or in any documents relating to the Debt.
  Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on default.
  Payments Made on the Borrower's Behalf. Amounts advanced on the Borrower's behalf will be immediately due and may be added to the balance owing under the Debt.
  Termination. You may terminate my right to obtain advances and may refuse to make any further extensions of credit.
  Attachment. You may attach or garnish my wages or earnings.
  Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Guaranty against any right, I have to receive money from you.

  My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange: and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Guaranty" means the total amount to which you are entitled to demand payment under the terms of this Guaranty at the time you set-off.

  Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay the Debt, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.

  Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity it also does not apply to any individual Retirement Account or other tax --deferred retirement account.

  You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

  Waiver. Except as otherwise required by law, by choosing any one or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.
  COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Guaranty or any other documents relating to the Debt. To the extent permitted by law, expenses include, but are not limited to, reasonable attorneys' fees, court costs and other legal expenses. All fees and expenses will be secured by the Property I have granted you, if any. In addition, to the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees incurred by you to protect your rights and interests in connection with any bankruptcy proceedings insisted by or against me.
  WARRANTIES AND REPRESENTATIONS. I have the right and authority to enter into this Guaranty. The execution and delivery of this Guaranty will not violate any agreement governing me or to which I am a party.

  In addition, I represent and warranty that this Guaranty was entered into at the request of the Borrower, and that I am satisfied regarding the Borrower's financial condition and existing indebtedness, authority to borrow and the use and intended use of all Debt proceeds. I further represent and warrant that I have not relied on any representations or omissions from you or any information provided by you respecting the Borrower's financial condition and existing indebtedness, the Borrower's authority to borrow or the Borrower's use and intended use of all Debt proceeds.

  RELIANCE. I acknowledge that you are relying on this Guaranty in extending credit to the Borrower, and that I have signed this Guaranty to induce you to forbear from exercising your remedies against the Borrower, extend credit to the Borrower, maintain the Borrower's credit, or grant any other financial accommodation. I represent and warrant to you that I have a direct and substantial economic interests in the Borrower and expect to derive substantial benefits from the continued existence of the Debt guarantied hereby, and from any loan and/or financial accommodations resulting in the creation of other Debt guarantied hereby.
  APPLICALE LAW. This Guaranty is governed by the laws of Florida, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.
  AMENDMENT, INTEGRATION AND SEVERABILITY. This guaranty may not be amended or modified by oral agreement. No amendment or modification of this Guaranty is effective unless made in writing and executed by you and me. This Guaranty is the complete and final expression of the agreement. If any provision of this Guaranty is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.
  ASSIGNMENT. If you assign and of the Debts, you may assign all or any part of this Guaranty without notice to my consent, or me and this Guaranty will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Guaranty as to any of the Debts that are not assigned. This Guaranty shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs, and assigns.
  INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Guaranty.
  NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Guarantor will be deemed to be notice to all Guarantors. I will inform you in writing of any change in my name, address or other application information. I will provide you any financial statement or information you request. All financial statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Guaranty and to confirm your lien statue on any Property. Time is of the essence.
  CREDIT INFORMATION. I agree that from time to time you may obtain credit information about me from others, including other lenders and credit reporting agencies, and report to others (such as a credit reporting agency) your credit experience with me. I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.
  ADDITIONAL TERMS. The bank shall be provided with annual financial statements of the Guarantorial within 120 days of fiscal year-end and copies of tax returns of the Guarantor(s) within 30 days of filing, and shall be in a format and content acceptable to the Bank, including all schedules and will be certified by the Guarantor(s) to the Bank. The Guarantor(s) shall provide rent on all rental properties, if any is owned in whole or in part, annually or sooner if requested by Bank. Failure to provide the required information on a timely basis could result in financial penalties and in the acceleration and demand of the loan.
  WAIVER OF JURY TRIAL. All of the parties in this Guaranty knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Guaranty or any other documents relating to the Debt or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counsel or that each
  SIGNATURES. By signing under seal, I agree to the terms contained in this Guaranty. I also acknowledge receipt of a copy of this guaranty.

GUARANTOR

/s/ Anthony P. Maniscalco.

Individually

LENDER

First Commercial Bank of Tampa Bay

/s/ Julio R. Rines, Assitant Vice President.